1 Supplemental Information Q2 FISCAL YEAR 2026

2 ($ in thousands) Quarter Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 Recurring revenue SaaS(2) $ 12,658 $ 10,959 $ 10,375 $ 9,299 $ 9,209 $ 8,812 $ 8,331 $ 7,517 $ 7,500 Transaction-based(3) 22,359 20,399 19,971 19,325 20,933 18,867 18,024 17,471 19,281 Maintenance(4) 7,832 7,971 7,956 8,648 8,115 8,622 8,610 8,255 7,936 Other recurring services(5) 3,021 3,077 3,013 2,929 2,856 2,804 2,876 2,655 2,938 Total recurring revenue(6) $ 45,870 $ 42,406 $ 41,315 $ 40,201 $ 41,113 $ 39,105 $ 37,841 $ 35,898 $ 37,655 Year-over-year growth 12% 8% 9% 12% 9 % Non-recurring revenue Professional services(7) 6,946 6,959 11,537 9,458 9,136 9,583 9,729 8,472 8,795 Software licenses & other 4,702 3,306 2,049 2,242 3,886 3,533 3,753 1,813 2,054 Total non-recurring revenue $ 11,648 $ 10,265 $ 13,586 $ 11,700 $ 13,022 $ 13,116 $ 13,482 $ 10,285 $ 10,849 Year-over-year growth (11) % (22) % 1% 14% 20 % Total revenue $ 57,518 $ 52,671 $ 54,901 $ 51,901 $ 54,135 $ 52,221 $ 51,323 $ 46,183 $ 48,504 Annualized Recurring Revenue “ARR”(8) $ 183,480 $ 169,624 $ 165,260 $ 160,804 $ 164,452 $ 156,420 $ 151,364 $ 143,592 $ 150,620 Year-over-year growth 12% 8% 9% 12% 9 % Revenue Composition(1) See footnotes on the next slide.

3 1.) As a result of the sale of our merchant services business (the "Merchant Services Business"), which was completed on September 20, 2024, and the sale of our Healthcare revenue cycle management business (the "Healthcare RCM Business"), which was completed on May 5, 2025, the historical results of the Merchant Services Business and the Healthcare RCM Business have been reflected in discontinued operations in the consolidated statement of operations included in this supplemental information, and continuing operations reflect our remaining operations after giving effect to such classifications. Prior period results have been recast to reflect this presentation. 2.) SaaS revenue is earned when we provide, as a service to our customers over time, the right to access our software. 3.) Transaction-based revenue is earned when we provide services through our software and charge a fee on a volume or per-transaction basis. For example, we process credit card or ACH payment transactions, we provide electronic filing services for courts and charge fees per filing, and we stand- ready to process and bill utility customers and charge the utility a fee per bill presented. 4.) Software maintenance revenue is earned when, following the implementation of our software systems, we provide ongoing software support services to assist our customers in operating the systems and to periodically update the software. 5.) Other recurring services are earned when we provide long-term, usually evergreen, contracted services to our customers. For example, we provide recurring long-term contracts such as software support plans, hardware maintenance plans, rental plans and field service plans. 6.) Recurring revenue consists of software-as-a-service (“SaaS”) arrangements, transaction-based software-revenue, software maintenance revenue, recurring software-based services, payments revenue and other recurring revenue sources. This excludes contracts that are not recurring or are one- time in nature. 7.) Professional services are earned when we provide customized services to our customers who utilize our software products. Many of our customers contract with us for installation, configuration, training, and data conversion projects, which do not necessarily recur, and as such are excluded from our calculation of ARR. 8.) Annualized Recurring Revenue (ARR) is the annualized revenue derived from recurring sources where the Company has an ongoing contract with our customers. We believe revenue from recurring sources is a strategic priority. ARR is comprised of software-as-a-service (“SaaS”) arrangements, transaction-based software-revenue, software maintenance, recurring software-based services, payments revenue and other recurring revenue sources within the quarter. The sum of these revenue categories is multiplied by four to calculate ARR. ARR excludes revenue that is not recurring or is one-time in nature. We believe this metric provides useful information to investors by providing visibility regarding the ongoing revenue potential of our business model and providing a clearer picture of our sustainable revenue base. Further, management uses ARR as a metric because it helps to assess the health and trajectory of our business. Our management believes that focusing on ARR can orient our sales and operations management towards long-term, reliable revenue growth. This focus on recurring revenue is particularly relevant for businesses operating under a subscription model, where customer retention and contract renewals play a significant role in long-term financial performance. ARR does not have a standardized definition and is therefore unlikely to be comparable to similarly titled measures presented by other companies. It should be reviewed independently of revenue, and it is not a forecast. Additionally, ARR does not take into account seasonality. The active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by our customers. Revenue Composition

4 Q2 Fiscal 2026 GAAP Measures; Use of Non-GAAP Financial Measures The following is our income (loss) from operations for the current and prior year quarters calculated in accordance with GAAP and presented for continuing operations only. This presentation includes the disclosure of certain non-GAAP financial measures presented by the Company, including the following: • Adjusted Income Before Taxes from Continuing Operations. Adjusted income before taxes from continuing operations equals net income (loss) from continuing operations attributable to i3 Verticals Inc., adjusted to add back net income (loss) from continuing operations attributable to non-controlling interest and to exclude certain items on a pre-tax basis which the Company believes may not fully reflect our underlying operating performance. The Company believes that this non-GAAP measure provides useful information to investors in understanding and evaluating the Company’s results of continuing operations and ongoing operational performance on a pre-tax basis. • Adjusted Net Income from Continuing Operations and Adjusted Diluted Earnings Per Share from Continuing Operations. Adjusted net income from continuing operations equals adjusted income before taxes from continuing operations as described above, adjusted to give effect to an effective tax rate of 25%, which reflects our estimated long-term effective tax rate, considering blended federal and state tax rates. Adjusted diluted earnings per share from continuing operations equals adjusted net income from continuing operations divided by our adjusted weighted average shares of adjusted diluted Class A common stock outstanding. The Company believes that these non-GAAP measures provide useful information to investors in understanding and evaluating the Company’s results of continuing operations and ongoing operational performance on a post-tax basis after giving effect to this assumed tax rate. Adjusted Diluted Earnings per Share from Continuing Operations has also been utilized as a metric in connection with performance-based equity awards previously granted by the Company to executives. • Adjusted EBITDA from Continuing Operations and Adjusted EBITDA Margin from Continuing Operations. Adjusted EBITDA from continuing operations equals net income (loss) from continuing operations attributable to i3 Verticals Inc., before interest, income taxes, depreciation and amortization, adjusted to add back net income (loss) from continuing operations attributable to non-controlling interest, and to exclude certain items which the Company believes do not fully reflect our underlying operating performance. Adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue. The Company believes that these non-GAAP measures provide useful information to investors in understanding and evaluating the Company’s results of continuing operations and ongoing operational performance. In addition, Adjusted EBITDA and Adjusted EBITDA margin have been metrics utilized in connection with the Company’s short-term annual cash incentive program for executive management. The Company believes that the disclosure of these non-GAAP financial measures provides investors with useful information in connection with assessing the Company's financial results as described above. In addition, these non-GAAP financial measures are utilized by management to assess the Company's financial results, evaluate the Company's business, manage budgets, allocate resources, and make operational decisions. The Company believes that disclosure of these non-GAAP financial measures provides investors with additional information to help them better understand our financial results just as management utilizes these non-GAAP financial measures as described above. Although these non-GAAP financial measures assist in measuring the Company's financial results and assessing its financial performance, they are not necessarily comparable to similarly titled measures of other companies due to potential inconsistencies in the method of calculation. This presentation includes reconciliations of the non-GAAP financial measures disclosed herein as described above. ($ in thousands) Three Months Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Income (loss) from operations $ 3,743 $ 1,609 $ 1,476 $ (4,813) $ 5,061 $ 2,053

5 Quarterly Performance from Continuing Operations 1. Recurring cash costs of services represents recurring operating costs directly related to our revenue generating activities except the stock compensation portion of personnel costs included within costs of services. 2. Recurring cash SG&A expenses represents recurring operating costs such as certain people costs (for individuals not within other cost of services), technology, facilities, sales and marketing. 3. Adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue. Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. For additional information regarding these non-GAAP financial measures, including reconciliations of Adjusted EBITDA to the most comparable GAAP measure. Refer to the following slides for the reconciliations of non-GAAP financial measures. ($ in thousands) Three Months Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Revenue from continuing operations $ 57,518 $ 52,671 $ 54,901 $ 51,901 $ 54,135 $ 52,221 Recurring cash costs of services(1) 16,866 17,345 17,483 16,547 16,403 15,414 Recurring cash SG&A expenses(2) 18,702 16,875 18,811 18,117 17,399 17,261 Corporate expenses 5,361 4,836 4,208 4,513 4,492 4,975 Adjusted EBITDA from continuing operations(3) $ 16,589 $ 13,615 $ 14,399 $ 12,724 $ 15,841 $ 14,571 Adjusted EBITDA margin from continuing operations(3) 29% 26% 26% 25% 29% 28 % Period over period growth rates Y/Y Revenue from continuing operations 6% Recurring cash costs of services(1) 3% Recurring cash SG&A expenses(2) 7% Corporate expenses 19% Adjusted EBITDA from continuing operations(3) 5%

6 Reconciliation of Non-GAAP Financial Measures(1) The reconciliation of our net income (loss) from continuing operations attributable to i3 Verticals, Inc. to non-GAAP adjusted income before taxes from continuing operations, non-GAAP adjusted net income from continuing operations and non-GAAP adjusted EBITDA from continuing operations for the current and prior year quarters are as follows: See footnotes on the next slide. ($ in thousands) Three Months Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Net income (loss) from continuing operations attributable to i3 Verticals, Inc. $ 1,464 $ 576 $ 1,163 $ (410) $ 1,019 $ 1,855 Net income (loss) from continuing operations attributable to non-controlling interests 730 509 338 (586) 1,304 935 Net income (loss) from continuing operations 2,194 1,085 1,501 (996) 2,323 2,790 Non-GAAP Adjustments: Provision for (benefit from) income taxes 478 704 1,994 (22) 2,885 409 Non-cash change in fair value of contingent consideration(2) (124) (374) (206) (26) (786) 1,252 Equity-based compensation(3) 4,619 5,178 3,202 4,879 3,545 3,606 M&A-related activity(4) 126 21 (145) 1,137 107 52 Acquisition intangible amortization(5) 4,970 4,396 4,473 4,444 4,227 4,226 Non-cash interest(6) 215 216 215 511 250 280 Other taxes(7) 463 151 1,573 322 455 252 Other income related to the adjustment of liabilities under tax receivable agreement(8) — — (471) — — — Loss (gain) on disposal of property and equipment(9) — 71 — — — (585) Non-GAAP adjusted income before taxes from continuing operations(10) 12,941 11,448 12,136 10,249 13,006 12,282 Estimated taxes at 25%(11) (3,235) (2,862) (3,033) (2,562) (3,252) (3,071) Adjusted net income from continuing operations(10) $ 9,706 $ 8,586 $ 9,103 $ 7,687 $ 9,754 $ 9,211 Plus: Cash interest expense (income), net(12) 915 (302) (316) (70) 64 (346) Estimated taxes at 25%(11) 3,235 2,862 3,033 2,562 3,252 3,071 Depreciation and internally developed software amortization(13) 2,733 2,469 2,579 2,545 2,771 2,635 Adjusted EBITDA from continuing operations(10) $ 16,589 $ 13,615 $ 14,399 $ 12,724 $ 15,841 $ 14,571

7 1.) As a result of the sale of our merchant services business (the "Merchant Services Business"), which was completed on September 20, 2024, and the sale of our Healthcare revenue cycle management business (the "Healthcare RCM Business"), which was completed on May 5, 2025, the historical results of the Merchant Services Business and the Healthcare RCM Business have been reflected in discontinued operations in the consolidated statement of operations included in this supplemental information, and continuing operations reflect our remaining operations after giving effect to such classifications. Prior period results have been recast to reflect this presentation. 2.) Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3.) Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 4.) M&A-related activity is the net impact of professional service and related costs directly related to any merger, acquisition and disposition activity of the Company ("M&A- related expenses"), which are recorded in selling, general and administrative in the condensed consolidated statements of operations, and revenue earned through post-sale non-recurring activities with divestitures ("M&A-related income"), which are recorded in other income in the condensed consolidated statements of operations. i3 Verticals believes these activities are not reflective of the underlying operational performance of the Company. M&A-related income was $60, $166, $1,448, $4,237, $461, and $495 for the three months ending March 31, 2026; December 31, 2025; September 30, 2025; June 30, 2025; and March 31, 2025; and December 31, 2024, respectively. M&A-related expenses were $186, $187, $1,303, $5,373, $570, and $546 for the three months ending March 31, 2026; December 31, 2025; September 30, 2025; June 30, 2025; and March 31, 2025; and December 31, 2024, respectively. 5.) Acquisition intangible amortization reflects amortization of intangible assets and software acquired through acquisitions of business or other purchases of intangible assets. 6.) Non-cash interest expense reflects amortization of debt issuance costs and any write-offs of debt issuance costs. 7.) Other taxes consist of franchise taxes, commercial activity taxes, reserves for ongoing tax audit matters, the employer portion of payroll taxes related to stock option exercises and other non-income-based taxes. Taxes related to salaries are not included. 8.) Under our Tax Receivable Agreement we have a liability equal to 85% of certain deferred tax assets resulting from an increase in the tax basis of our investment in i3 Verticals, LLC. Other expenses related to adjustments of liabilities under our Tax Receivable Agreement relate to the remeasurement of the underlying deferred tax asset for changes in estimated income tax rates. 9.) Loss (gain) on disposal of property and equipment is related to the sale of buildings and automobiles purchased through acquisitions. 10.) Represents a non-GAAP financial measure. 11.) Corporate income tax expense is based on non-GAAP adjusted income before taxes from continuing operations and is calculated using a tax rate of 25.0% for all periods presented, based on the estimated long-term effective tax rate, considering blended federal and state tax rates. 12.) Cash interest expense (income), net, represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt issuance costs and any write-offs of debt issuance costs. 13.) Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. Reconciliation of Non-GAAP Financial Measures

8 See footnotes on the next slide. Non-GAAP Adjusted Diluted EPS from Continuing Operations(1) The reconciliation of our GAAP diluted EPS from continuing operations and non-GAAP Adjusted diluted EPS from continuing operations for the current and prior year quarters are as follows: ($ in thousands, except share and per share amounts) Three Months Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Diluted net income (loss) per share attributable to Class A common stockholders from continuing operations(1) $ 0.07 $ 0.02 $ 0.04 $ (0.03) $ 0.04 $ 0.08 Adjusted diluted earnings per share from continuing operations(2)(3) $ 0.32 $ 0.26 $ 0.27 $ 0.23 $ 0.29 $ 0.27 Adjusted net income from continuing operations(2)(4) $ 9,706 $ 8,586 $ 9,103 $ 7,687 $ 9,754 $ 9,211 Adjusted weighted average shares of adjusted diluted Class A common stock outstanding(2)(5) 30,582,587 33,473,435 34,215,380 33,936,121 33,542,165 34,057,196

9 1.) Diluted net income (loss) per share attributable to Class A common stockholders from continuing operations and adjusted diluted earnings per share from continuing operations both exclude the discontinued operations of the Merchant Services Business and the Healthcare RCM Business but include the consolidated cash interest expense. 2.) Represents a non-GAAP financial measure. 3.) Adjusted diluted earnings per share from continuing operations, a non-GAAP financial measure, is calculated using adjusted net income from continuing operations and the adjusted weighted average shares of adjusted diluted Class A common stock outstanding. Further, adjusted diluted earnings per share from continuing operations assumes that all Common Units in i3 Verticals, LLC and the associated non-voting Class B common stock were exchanged for Class A common stock at the beginning of the period on a one- for-one basis. 4.) Adjusted net income from continuing operations, a non-GAAP financial measure, assumes that all net income from continuing operations during the period is available to the holders of the Company's Class A common stock. 5.) Adjusted weighted average shares of adjusted diluted Class A common stock outstanding include the following outstanding shares of Class A common stock issuable upon the exchange of Common Units in i3 Verticals, LLC and the following shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method for each of the period presented: • For the three months ended March 31, 2026, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 8,381,681 weighted average outstanding shares of Class B common stock (which can be converted into Class A common stock upon the exchange of the Class B common stock and the associated Common Units in i3 Verticals, LLC) and 402,066 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. • For the three months ended December 31, 2025, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 8,381,681 weighted average outstanding shares of Class B common stock (which can be converted into Class A common stock upon the exchange of the Class B common stock and the associated Common Units in i3 Verticals, LLC) and 1,416,679 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. • For the three months ended September 30, 2025, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 8,388,470 weighted average outstanding shares of Class B common stock (which can be converted into Class A common stock upon the exchange of the Class B common stock and the associated Common Units in i3 Verticals, LLC) and 1,911,108 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. • For the three months ended June 30, 2025, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 8,637,499 weighted average outstanding shares of Class B common stock (which can be converted into Class A common stock upon the exchange of the Class B common stock and the associated Common Units in i3 Verticals, LLC) and 952,796 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. • For the three months ended March 31, 2025, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 9,408,427 weighted average outstanding shares of Class B common stock (which can be converted into Class A common stock upon the exchange of the Class B common stock and the associated Common Units in i3 Verticals, LLC) and 299,505 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. • For the three months ended December 31, 2024, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 10,026,180 weighted average outstanding shares of Class B common stock (which can be converted into Class A common stock upon the exchange of the Class B common stock and the associated Common Units in i3 Verticals, LLC) and 479,664 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. Reconciliation of Non-GAAP Financial Measures